Exhibit 99.1

Firstbank
CORPORATION

Annual Meeting of Shareholders

April 26, 2010

04/26/2010

Forward-Looking Statement

Certain matters in this presentation are “forward-looking statements” intended to qualify for the safe harbors from liability as established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include words and phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends to,” or similar expressions. Similarly, statements that describe Firstbank’s future plans, objectives or goals are also forward-looking statements. Firstbank wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation, and to advise the audience that various factors could affect Firstbank’s financial performance and could cause actual results for future periods to differ materially from those anticipated or projected. Such factors include, but are not limited to: (i) general market interest rates, (ii) general economic conditions, (iii) legislative/regulatory changes, (iv) monetary and fiscal policies of the U.S. Treasury and Federal Reserve, (v) changes in the quality of composition of Firstbank’s loan and investment portfolios, (vi) demand for loan products (vii) deposit flow, (viii) competition, (ix) demand for financial services in Firstbank’s markets, and (x) changes in accounting principles, policies or guidelines.

04/26/2010

Topics

n Where are We Now?

– Asset, Loan, and Deposit Growth

– Net Income

– Mortgage Lending & Core Deposit Generation

n FDIC Insurance Cost

n Asset Quality

n New Standards for Regulatory Capital

– Impact on Repayment of TARP/CPP, Dividends, and Shareholders

n Share Valuation and Dividend

n 1st Quarter 2010 Results

n Future of Community Banking in Michigan

04/26/2010

Top Ten MI Banks (Asset Size)

		Total Assets
Company Name	City	($000)
		12/31/2008
Flagstar Bancorp, Inc.	Troy	14,203,657
Citizens Republic Bancorp, Inc.	Flint	13,086,016
Capitol Bancorp Ltd.	Lansing	5,654,836
Chemical Financial Corporation	Midland	3,874,313
Independent Bank Corporation	Ionia	2,956,245
Mercantile Bank Corporation	Grand Rapids	2,208,010
Macatawa Bank Corporation	Holland	2,149,372
Citizens First Bancorp, Inc.	Port Huron	1,960,528
MBT Financial Corp.	Monroe	1,562,401
Firstbank Corporation	Alma	1,425,340

04/26/2010

Top Ten MI Banks (Asset Size)

	Total Assets	Total Assets
Company Name	($000)	($000)
	12/31/2009	12/31/2008
Flagstar Bancorp, Inc.	14,013,331	14,203,657
Citizens Republic Bancorp, Inc.	11,931,631	13,086,016
Capitol Bancorp Ltd.	5,131,940	5,654,836
Chemical Financial Corporation	4,250,712	3,874,313
Independent Bank Corporation	2,965,364	2,956,245
Mercantile Bank Corporation	1,906,208	2,208,010
Macatawa Bank Corporation	1,830,172	2,149,372
Citizens First Bancorp, Inc.	1,716,332	1,960,528
Firstbank Corporation	1,482,356	1,425,340
MBT Financial Corp.	1,383,369	1,562,401

04/26/2010

Top Twenty MI Banks (Asset Size)

		Total Assets
Company Name	City	($000)
		12/31/2009
Flagstar Bancorp, Inc.	Troy	14,013,331
Citizens Republic Bancorp, Inc.	Flint	11,931,631
Capitol Bancorp Ltd.	Lansing	5,131,940
Chemical Financial Corporation	Midland	4,250,712
Independent Bank Corporation	Ionia	2,965,364
Mercantile Bank Corporation	Grand Rapids	1,906,208
Macatawa Bank Corporation	Holland	1,830,172
Citizens First Bancorp, Inc.	Port Huron	1,716,332
Firstbank Corporation	Alma	1,482,356
MBT Financial Corp.	Monroe	1,383,369
IBT Bancorp, Inc.	Mount Pleasant	1,143,944
Dearborn Bancorp, Inc.	Dearborn	986,486
Lake Michigan Financial Corporation	Holland	928,826
Northwestern Bank	Traverse City	915,104
United Bancorp, Inc.	Tecumseh	909,328
O.A.K. Financial Corporation	Byron Center	821,773
Sterling Bank and Trust, FSB	Southfield	749,311
First State Financial Corporation	Saint Clair Shores	608,364
First National Bancshares, Incorporated	East Lansing	568,546
Community Central Bank Corporation	Mount Clemens	543,846

04/26/2010

Top Ten MI Banks (Asset Size)

	Total Assets	Total Assets
Company Name	($000)	($000)
	12/31/2009	12/31/2008	% Change
Chemical Financial Corporation	4,250,712	3,874,313	9.7%
Firstbank Corporation	1,482,356	1,425,340	4.0%
Independent Bank Corporation	2,965,364	2,956,245	0.3%
Flagstar Bancorp, Inc.	14,013,331	14,203,657	-1.3%
Citizens Republic Bancorp, Inc.	11,931,631	13,086,016	-8.8%
Capitol Bancorp Ltd.	5,131,940	5,654,836	-9.2%
MBT Financial Corp.	1,383,369	1,562,401	-11.5%
Citizens First Bancorp, Inc.	1,716,332	1,960,528	-12.5%
Mercantile Bank Corporation	1,906,208	2,208,010	-13.7%
Macatawa Bank Corporation	1,830,172	2,149,372	-14.9%

04/26/2010

Top Twenty MI Banks (Asset Size)

	Total Assets	Total Assets
Company Name	($000)	($000)
	12/31/2009	12/31/2008	% Change
Northwestern Bank	915,104	810,452	12.9%
Sterling Bank and Trust, FSB	749,311	677,227	10.6%
First National Bancshares, Incorporated	568,546	516,861	10.0%
Chemical Financial Corporation	4,250,712	3,874,313	9.7%
United Bancorp, Inc.	909,328	832,393	9.2%
Firstbank Corporation	1,482,356	1,425,340	4.0%
IBT Bancorp, Inc.	1,143,944	1,139,263	0.4%
Independent Bank Corporation	2,965,364	2,956,245	0.3%
Flagstar Bancorp, Inc.	14,013,331	14,203,657	-1.3%
Lake Michigan Financial Corporation	928,826	943,930	-1.6%
O.A.K. Financial Corporation	821,773	840,311	-2.2%
Community Central Bank Corporation	543,846	556,950	-2.4%
First State Financial Corporation	608,364	664,252	-8.4%
Citizens Republic Bancorp, Inc.	11,931,631	13,086,016	-8.8%
Capitol Bancorp Ltd.	5,131,940	5,654,836	-9.2%
MBT Financial Corp.	1,383,369	1,562,401	-11.5%
Dearborn Bancorp, Inc.	986,486	1,121,918	-12.1%
Citizens First Bancorp, Inc.	1,716,332	1,960,528	-12.5%
Mercantile Bank Corporation	1,906,208	2,208,010	-13.7%
Macatawa Bank Corporation	1,830,172	2,149,372	-14.9%

04/26/2010

Top Ten MI Banks (Asset Size)

Deposits

	Total Deposits	Total Deposits
Company Name	($000)	($000)
	12/31/2009	12/31/2008	% Change

Independent Bank Corporation	2,565,768	2,066,479	24.2%
Chemical Financial Corporation	3,418,125	2,978,792	14.7%
Flagstar Bancorp, Inc.	8,778,469	7,841,005	12.0%
Citizens First Bancorp, Inc.	1,437,353	1,294,503	11.0%
Firstbank Corporation	1,149,063	1,046,914	9. 8%
Citizens Republic Bancorp, Inc.	8,909,340	9,052,406	-1.6%
Capitol Bancorp Ltd.	4,410,633	4,497,612	-1.9%
MBT Financial Corp.	1,031,791	1,136,078	-9.2%
Mercantile Bank Corporation	1,401,627	1,599,575	-12. 4%
Macatawa Bank Corporation	1,416,337	1,665,761	-15. 0%

04/26/2010

Top Twenty MI Banks (Asset Size)

Deposits

	Total Deposits	Total Deposits
Company Name	($000)	($000)
	12/31/2009	12/31/2008	% Change
First National Bancshares, Incorporated	318,807	231,542	37.7%
Sterling Bank and Trust, FSB	597,189	460,112	29.8%
Independent Bank Corporation	2,565,768	2,066,479	24.2%
Northwestern Bank	809,845	683,821	18.4%
Chemical Financial Corporation	3,418,125	2,978,792	14.7%
Community Central Bank Corporation	401,131	357,376	12.2%
Flagstar Bancorp, Inc.	8,778,469	7,841,005	12.0%
Citizens First Bancorp, Inc.	1,437,353	1,294,503	11.0%
United Bancorp, Inc.	782,801	709,549	10.3%
Firstbank Corporation	1,149,063	1,046,914	9.8%
IBT Bancorp, Inc.	802,652	775,630	3.5%
O.A.K. Financial Corporation	690,120	677,269	1.9%
Lake Michigan Financial Corporation	705,416	716,004	-1.5%
Citizens Republic Bancorp, Inc.	8,909,340	9,052,406	-1.6%
Capitol Bancorp Ltd.	4,410,633	4,497,612	-1.9%
First State Financial Corporation	508,068	538,077	-5.6%
Dearborn Bancorp, Inc.	867,955	938,395	-7.5%
MBT Financial Corp.	1,031,791	1,136,078	-9.2%
Mercantile Bank Corporation	1,401,627	1,599,575	-12.4%
Macatawa Bank Corporation	1,416,337	1,665,761	-15.0%

04/26/2010

Top Ten MI Banks (Asset Size)

Loans

	Total Gross	Total Gross
Company Name	Loans ($000)	Loans ($000)
	12/31/2009	12/31/2008	% Change
Chemical Financial Corporation	3,001,522	2,990,140	0.4%
Firstbank Corporation	1,122,185	1,159,632	-3.2%
Independent Bank Corporation	2,333,606	2,487,132	-6.2%
Flagstar Bancorp, Inc.	9,684,412	10,566,801	-8.4%
MBT Financial Corp.	849,910	941,732	-9.8%
Citizens First Bancorp, Inc.	1,267,289	1,434,103	-11.6%
Citizens Republic Bancorp, Inc.	7,986,318	9,193,960	-13.1%
Capitol Bancorp Ltd.	4,063,233	4,745,703	-14.4%
Macatawa Bank Corporation	1,511,465	1,776,324	-14.9%
Mercantile Bank Corporation	1,539,818	1,856,915	-17.1%

04/26/2010

Top Twenty MI Banks (Asset Size)

Loans

	Total Gross	Total Gross
Company Name	Loans ($000)	Loans ($000)
	12/31/2009	12/31/2008	% Change
O.A.K. Financial Corporation	698,144	689,694	1.2%
Lake Michigan Financial Corporation	747,261	740,058	1.0%
Chemical Financial Corporation	3,001,522	2,990,140	0.4%
Community Central Bank Corporation	406,664	410,419	-0.9%
IBT Bancorp, Inc.	725,597	736,283	-1.5%
Northwestern Bank	729,426	742,612	-1.8%
Sterling Bank and Trust, FSB	572,681	583,890	-1.9%
First National Bancshares, Incorporated	391,891	401,874	-2.5%
Firstbank Corporation	1,122,185	1,159,632	-3.2%
Independent Bank Corporation	2,333,606	2,487,132	-6.2%
United Bancorp, Inc.	658,032	702,007	-6.3%
Flagstar Bancorp, Inc.	9,684,412	10,566,801	-8.4%
MBT Financial Corp.	849,910	941,732	-9.8%
Dearborn Bancorp, Inc.	834,265	935,103	-10.8%
Citizens First Bancorp, Inc.	1,267,289	1,434,103	-11.6%
Citizens Republic Bancorp, Inc.	7,986,318	9,193,960	-13.1%
Capitol Bancorp Ltd.	4,063,233	4,745,703	-14.4%
Macatawa Bank Corporation	1,511,465	1,776,324	-14.9%
Mercantile Bank Corporation	1,539,818	1,856,915	-17.1%
First State Financial Corporation	300,763	363,342	-17.2%

04/26/2010

Top Ten MI Banks (Asset Size)

Net Income

	Net Income	Net Income
Company Name	($000)	($000)
	2009	2008
Chemical Financial Corporation	10,003	19,842
Firstbank Corporation	2,691	719
MBT Financial Corp.	(34,177)	1,692
Mercantile Bank Corporation	(52,087)	(4,959)
Macatawa Bank Corporation	(63,641)	(38,854)
Independent Bank Corporation	(90,227)	(91,664)
Citizens First Bancorp, Inc.	(124,024)	(58,428)
Capitol Bancorp Ltd.	(264,540)	(52,451)
Flagstar Bancorp, Inc.	(496,678)	(275,407)
Citizens Republic Bancorp, Inc.	(514,213)	(393,052)

04/26/2010

Top Ten MI Banks (Asset Size)

Net Income Available to Common

	Net Income	Net Income
	Avail to	Avail to
	Common	Common
Company Name	($000)	($000)
	2009	2008
Chemical Financial Corporation	10,003	19,842
Firstbank Corporation	1,151	719
MBT Financial Corp.	(34,177)	1,692
Mercantile Bank Corporation	(52,889)	(4,959)
Macatawa Bank Corporation	(66,511)	(39,671)
Independent Bank Corporation	(94,528)	(91,879)
Citizens First Bancorp, Inc .	(124,024)	(58,428)
Capitol Bancorp Ltd.	(195,169)	(28,607)
Flagstar Bancorp, Inc.	(513,802)	(275,407)
Citizens Republic Bancorp, Inc.	(533,990)	(405,016)

04/26/2010

Top Twenty MI Banks (Asset Size)

Net Income

	Net Income	Net Income
Company Name	($000)	($000)
	2009	2008
Chemical Financial Corporation	10,003	19,842
IBT Bancorp, Inc.	7,800	4,101
Northwestern Bank	4,588	3,062
Lake Michigan Financial Corporation	4,307	3,718
Firstbank Corporation	2,691	719
Sterling Bank and Trust, FSB	684	(7,276)
O.A.K. Financial Corporation	540	1,536
First National Bancshares, Incorporated	(994)	789
First State Financial Corporation	(5,000)	(5,480)
United Bancorp, Inc.	(8,833)	(36)
Community Central Bank Corporation	(14,638)	(1,962)
MBT Financial Corp.	(34,177)	1,692
Mercantile Bank Corporation	(52,087)	(4,959)
Dearborn Bancorp, Inc.	(61,175)	(31,925)
Macatawa Bank Corporation	(63,641)	(38,854)
Independent Bank Corporation	(90,227)	(91,664)
Citizens First Bancorp, Inc.	(124,024)	(58,428)
Capitol Bancorp Ltd.	(264,540)	(52,451)
Flagstar Bancorp, Inc.	(496,678)	(275,407)
Citizens Republic Bancorp, Inc.	(514,213)	(393,052)

04/26/2010

Mortgage Gains by Bank

('$000s)
	2009	2008	Change
Alma	1,390	476	192%
Mt. Pl.	2,684	885	203%
W. Br.	1,483	510	191%
St. J.	666	321	107%
Keystone	813	73	1016%
W. MI	515	197	161%
Austin Mtg	0	50	-100%
Total	7,552	2,512	201%

04/26/2010

FDIC Insurance Cost

04/26/2010

# FDIC Insurance Premium

$000s
3,000
2,500
2,000
1,500
1,000
500
-
$102
$269
$562
$2,430
$642
$1,788
$1,936
Special
Ongoing
2006
2007
2008
2009
2010e

04/26/2010

Asset Quality

04/26/2010

# Provision Expense and Net Charge-Offs

$000s
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
2,014
2,848
8,256
5,139
14,671
10,151
2,491
1484
2007
2008
2009
2010q1
Provision
Net Charge-offs

04/26/2010

Non-Performing Assets

($000s, yr. end)
				2007 -	2008 -
	2007	2008	2009	2008	2009
Alma	1,950	5,477	8,203	181%	50%
Mt. Pl .	5,233	5,509	10,402	5%	89%
W. Br.	2,867	3,806	7,499	33%	97%
St.J	1,364	1,178	2,062	-14%	75%
Keystone	1,401	3,732	10,155	166%	172%
W. MI	4,406	10,611	9,577	141%	-10%
Austin Mtg	105	158	317	50%	101%
Parent	0	0	214

Total	17,326	30,471	48,429	76%	59%

04/26/2010

Ten Largest Banks in Michigan

Ranked By Non-Performing Asset Ratio

		Non-Performing Asset
Company Name	City	Ratio (%)
		12/31/2009
Firstbank Corporation	Alma	3.27
Chemical Financial Corporation	Midland	3.61
Citizens Republic Bancorp, Inc.	Flint	4.99
Mercantile Bank Corporation	Grand Rapids	5.74
Independent Bank Corporation	Ionia	7.20
MBT Financial Corp.	Monroe	7.99
Macatawa Bank Corporation	Holland	8.70
Capitol Bancorp Ltd.	Lansing	8.89
Citizens First Bancorp, Inc.	Port Huron	NA
Flagstar Bancorp, Inc.	Troy	NA

04/26/2010

Twenty Largest Banks in Michigan

Ranked By Non-Performing Asset Ratio

		Non-Performing Asset
Company Name	City	Ratio (%)
		12/31/2009

IBT Bancorp, Inc.	Mount Pleasant	1.35
O.A.K. Financial Corporation	Byron Center	1.68
Lake Michigan Financial Corporation	Holland	1.83
Northwestern Bank	Traverse City	2.73
Firstbank Corporation	Alma	3.27
Chemical Financial Corporation	Midland	3.61
United Bancorp, Inc.	Tecumseh	3.90
Citizens Republic Bancorp, Inc.	Flint	4.99
Mercantile Bank Corporation	Grand Rapids	5.74
Independent Bank Corporation	Ionia	7.20
MBT Financial Corp.	Monroe	7.99
Macatawa Bank Corporation	Holland	8.70
Capitol Bancorp Ltd.	Lansing	8.89
First State Financial Corporation	Saint Clair Shores	9.21
Community Central Bank Corporation	Mount Clemens	9.76
First National Bancshares, Incorporated	East Lansing	11.05
Dearborn Bancorp, Inc.	Dearborn	13.40
Citizens First Bancorp, Inc.	Port Huron	NA
Flagstar Bancorp, Inc.	Troy	NA
Sterling Bank and Trust, FSB	Southfield	NA

04/26/2010

Ten Largest Banks in Michigan

Ranked By Texas Ratio

Company Name	City	Texas Ratio (%)
		12/31/2009
Firstbank Corporation	Alma	29.52
Chemical Financial Corporation	Midland	30.67
Citizens Republic Bancorp, Inc.	Flint	42.15
Mercantile Bank Corporation	Grand Rapids	49.88
Independent Bank Corporation	Ionia	87.29
MBT Financial Corp.	Monroe	92.84
Macatawa Bank Corporation	Holland	97.23
Capitol Bancorp Ltd.	Lansing	115.99
Flagstar Bancorp, Inc.	Troy	164.29
Citizens First Bancorp, Inc.	Port Huron	326.51

04/26/2010

Twenty Largest Banks in Michigan

Ranked By Texas Ratio

Company Name	City	Texas Ratio (%)
		12/31/2009
IBT Bancorp, Inc.	Mount Pleasant	13.51
O.A.K. Financial Corporation	Byron Center	17.05
Lake Michigan Financial Corporation	Holland	19.06
Firstbank Corporation	Alma	29.52
Chemical Financial Corporation	Midland	30.67
Northwestern Bank	Traverse City	31.01
United Bancorp, Inc.	Tecumseh	36.38
Citizens Republic Bancorp, Inc.	Flint	42.15
Sterling Bank and Trust, FSB	Southfield	48.77
Mercantile Bank Corporation	Grand Rapids	49.88
First National Bancshares, Incorporated	East Lansing	59.84
Independent Bank Corporation	Ionia	87.29
First State Financial Corporation	Saint Clair Shores	91.05
MBT Financial Corp.	Monroe	92.84
Macatawa Bank Corporation	Holland	97.23
Capitol Bancorp Ltd.	Lansing	115.99
Community Central Bank Corporation	Mount Clemens	134.45
Dearborn Bancorp, Inc.	Dearborn	149.08
Flagstar Bancorp, Inc.	Troy	164.29
Citizens First Bancorp, Inc.	Port Huron	326.51

04/26/2010

Capital

04/26/2010

Evolving Capital Standards

n Tier 1 (Core) Capital to Average Assets

– Adequately Capitalized: 4.00%

– Well Capitalized: 5.00% “New” Well Capitalized: 8.00%

n Total Capital to Risk Weighted Assets

– Adequately Capitalized: 8.00%

– Well Capitalized: 10.00%

– “New” Well Capitalized: 12.00%

04/26/2010

Capital Ratios

	Tier I (Core) Capital to Average Assets	Total Capital to Risk Weighted Assets
Regulatory Standard for Adequately Capitalized	4.00%	8.00%
Regulatory Standard for Well Capitalized	5.00%	10.00%
"New" Regulatory Standard for Well Capitalized	8.00%	12.00%

Firstbank Corporation	10.05%	14.21%
Firstbank - Alma	7.27%	12.66%
Firstbank - Mt. Pleasant	9.07%	12.01%
Firstbank - West Branch	8.15%	11.75%
Firstbank - St. Johns	8.64%	12.22%
Keystone Community Bank	9.97%	11.89%
Firstbank - West Michigan	8.05%	13.22%

04/26/2010

Sources of Capital

n Earnings

n Debt / Trust Preferred Securities

n Equity Offering

– Preferred Stock

  § Private Sector

  § Capital Purchase Program (CPP)

– Common Stock

n  Continuously Monitor Cost, Availability, and Dilution of Private Sector Capital

04/26/2010

     Dividend

&

 Shareholder Valuation

04/26/2010

Principles of Dividend Payment

n  We will pay dividends to shareholders representing their respective portion of company earnings

n  Dividends, in order to be paid, must be earned

n  Appropriate capital levels are essential to support stability and growth, and to cushion against losses and unexpected events

n  Dividend level should be stable and sustainable, unless the operating environment is unpredictable

n  Over the long term, the goal is for earnings, dividends, and shareholder value to increase

04/26/2010

Net Income Available To Common

And Common Dividends

9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
2007
2008
2009
2010 Q1
Net Income Available to Common
Common Dividends

04/26/2010

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Firstbank Corporation, The S&P 500 Index
And The NASDAQ Bank Index
$140
$120
$100
$80
$60
$40
$20
$0
12/04
12/05
12/06
12/07
12/08
12/09
Firstbank Corporation
S&P 500
NASDAQ Bank

04/26/2010

33

1st Quarter 2010 Results

04/26/2010

First Quarter 2010 Results

n  Net Income of $659,000

n  Earnings per share of $0.03

n  Mortgage Activity Decreased Sharply

n  Strong Core Deposit Growth of 1.3% in quarter and 11.4% from year-ago

n  Loan Outstandings down 2% in the quarter due to slow economy and lack of good quality lending opportunities

n  Sale of 1st Armored

04/26/2010

     First Quarter 2010 Loan and Deposit Growth

($000s)	Q1 2009	Q4 2009	Q1 2010	Q1/Q1	Q1/Q4

Loans	1,135,439	1,121,607	1,098,643	-3.2%	-2.0%

Core Deposits	1,023,547	1,126,231	1,140,524	11.4%	1.3%

04/26/2010

Deposits / Funding

($000s)	Dec 31 2009	Dec 31 2008	$Change	%Change
Core deposits	1,126,231	1,015,801	110,430	10.9%

Wholesale CD's	22,832	31,113	(8,281)	-26.6%

FHLB Advances	100,263	155,921	(55,658)	-35.7%

Total	1,249,326	1,202,835	46,491	3.9%

04/26/2010

Maturing FHLB Advances

	Principal	Weighted Avg Rate

Maturing in 2010	63,468,102	4.95%

Maturing in 2011	22,000,000	2.69%

04/26/2010

Core Deposit Growth

('$000s)
	2009	2008	Change
Alma	209,756	193,597	8%
Mt. Pl .	312,866	264,217	18%
W. Br.	189,758	178,109	7%
St. J.	78,649	62,350	26%
Keystone	189,665	178,064	7%
W. MI	153,575	144,984	6%

Total	1,134,268	1,021,320	11%

Consol	1,126,231	1,015,801	11%

04/26/2010

Success Stories: Deposit Growth

· Top 10 Deposit Growth Branches in 2009*

· Hastings (adj. total in-market)	–	121%
· Paw Paw	–	65%
· DeWitt	–	60%
· Mission	–	50%
· Cadillac	–	49%
· Gull Road	–	37%
· Remus	–	26%
· Clare	–	23%
· St. J/Main Office	–	22%
· Mt. P/Downtown	–	22%

*12/31/09 Branch Profitability Reports

04/26/2010

Michigan Community Banking

n  Dynamic changes occurring as large banks withdraw from this market, and FDIC resolves failed banks

n  Renewed interest in FDIC insured products

n  Growing Understanding of the differences between Community Banks and others

n  More Appreciation for the commitment of Community Banks and their staff members to support local communities

04/26/2010

I moved to a bank that treats me like a neighbor.
I moved to a bank that I trust.
I moved to a bank that cares about my community.
I moved to a bank that actually makes decisions in the same state.
I moved to a bank that sees me as more than just "an upsell opportunity"
I moved to a bank that helps me save.
It pays to bank local. Make the move.
Firstbank

04/26/2010
42

     Firstbank Corporation A Community Banking Company

n Positioned for Future Success when things return to normal because:

- Capitalize on the renewed interest in Community Banks

- Multi-charter structure with local decision -making very responsive and attractive

- Strong technology and human resources

- Size and capital base allows us to service larger customers than stand-alone banks

04/26/2010

2010 Priorities

n  Relentless Focus on Asset Quality and Improving Shareholder Value

n  Capture High Quality Loan Relationships abandoned by Nat’l and Regional banks

n  Reduce cost wherever possible, while selectively re-investing in long term growth opportunities

n  Continue Sales & Service Focus to increase Core Deposits in all 51 offices

n  Support our 530 staff members who are the key components of our success

04/26/2010

     Thank You

to our

Shareholders, Customers,

Communities

and

Staff Members

04/26/2010

04/26/2010